INFONOW CORPORATION
                        1875 Lawrence Street, Suite 1100
                             Denver, Colorado 80202


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 10, 2002

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of InfoNow Corporation, a Delaware corporation ("InfoNow" or the "Company"), will be held on May 10, 2002 at The Embassy Suites Hotel, Rembrandt Meeting Room, 1881 Curtis St., Denver, Colorado at 10:00 a.m. local time. The items of business to be considered at the meeting, all of which are more completely set forth in the accompanying proxy statement, will be:

1. Election of four (4) directors to serve until the next Annual Meeting of Stockholders, or until their respective successors are elected and qualified.

2. To amend the Company's 1999 Stock Option Plan to increase the number of shares of common stock available for issuance from 2,800,000 to 3,500,000 shares.

3. Ratification of the appointment of the independent auditors for the fiscal year ending December 31, 2002.

4.   Such other matters as may properly come before the meeting.

The Board of Directors has fixed the close of business on March 15, 2002 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof. All stockholders are cordially invited to attend the Annual Meeting, but only stockholders of record on March 15, 2002 are entitled to notice of and to vote at the Annual Meeting. A list of such stockholders will be available for inspection at the Annual Meeting and at InfoNow's principal executive offices during ordinary business hours for the ten-day period prior to the Annual Meeting.


                                BY ORDER OF THE BOARD OF DIRECTORS:

                                /s/ Michael W. Johnson
                                ------------------------------------------------
                                Michael W. Johnson
                                Chairman and CEO

                                 April 10, 2002
                                 Denver, Colorado


WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING OR NOT, IT IS IMPORTANT THAT YOU PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD (APPRENDIX A), OR VOTE VIA THE INTERNET OR BY TELEPHONE IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ON THE PROXY CARD. THIS WILL ENSURE A QUORUM AT THE ANNUAL MEETING AND AVOID ADDITONAL EXPENSE TO THE COMPANY FOR FURTHER SOLICITATION. YOUR PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED.

                               INFONOW CORPORATION
                        1875 Lawrence Street, Suite 1100
                             Denver, Colorado 80202

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS

                                  May 10, 2002

                             SOLICITATION OF PROXIES

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of InfoNow Corporation (the "Board"), a Delaware corporation ("InfoNow" or the "Company"), for use at the Annual Meeting of Stockholders of the Company to be held on May 10, 2002 at 10:00 a.m. local time, at the The Embassy Suites Hotel, Rembrandt Meeting Room, 1881 Curtis St., Denver, Colorado, and at any and all adjournments or postponements of such meeting. This Proxy Statement and the accompanying Proxy Card are first being sent or mailed to the Company's Stockholders who are entitled to notice of and to vote at the Annual Meeting on or about April 10, 2002.

                                VOTING TABULATION

     If the enclosed Proxy Card is properly executed and returned in time to be voted at the meeting, the shares of our voting stock represented will be voted in accordance with the instructions contained therein. Executed proxies that contain no instructions will be voted FOR the election of each of the nominees for director and FOR each of the other proposals described herein. Abstentions will be considered present and entitled to vote at the Annual Meeting and, except with respect to the election of directors, will have the effect of negative votes. If your shares are registered in the name of a broker or other "street name" nominee, your votes will only be counted as to those matters actually voted by the broker or other nominee on your behalf. If you do not provide your broker or other nominee with voting instructions and your broker or nominee does not have discretionary voting authority under applicable rules or the instrument under which it serves in such capacity, your shares will not be voted at the Annual Meeting. Such non-votes are commonly referred to as "broker non-votes". Broker non-votes will be considered present and entitled to vote at the Annual Meeting, but will not be counted for purposes of determining the number of votes cast with respect to a particular proposal. Accordingly, broker non-votes will not affect the outcome of the voting on a proposal that requires a majority of the votes cast at the meeting or on the election of directors. With respect to a proposal that requires a majority of the outstanding shares, however, a broker non-vote has the same effect as a vote against the proposal. With respect to the election of directors, votes may be cast in favor or withheld for each director nominee: votes that are withheld and broker non-votes will be excluded entirely from the tabulation of votes and will have no effect. The proxies will be tabulated and votes counted by our transfer agent and registrar, Computershare Investor Services.

     Stockholders who execute proxies for the Annual Meeting may revoke their proxies at any time prior to their exercise by delivering written notice of revocation to the Company, by delivering a duly executed Proxy Card bearing a later date, or by attending the meeting and voting in person.

     The costs of the meeting, including the costs of preparing and mailing the Proxy Statement and Proxy Card, and of the solicitation of votes pursuant hereto, will be borne by the Company. Additionally, the Company may use the services of its directors, officers and employees to solicit proxies, personally or by telephone, but at no additional salary or compensation. The Company will also request banks, brokers, and others who hold shares of common stock of the Company in nominee names to distribute proxy soliciting materials to beneficial owners, and will reimburse such banks and brokers for reasonable out-of-pocket expenses that they may incur in so doing.

                            OUTSTANDING CAPITAL STOCK

     The Board has established the record date for determining the Stockholders entitled to notice of and to vote at the Annual Meeting to be March 15, 2002. At the close of business on that day, there were 8,347,918 shares of common stock, par value $0.001 per share (the "Common Stock"), of the Company outstanding and entitled to vote at the meeting and 250,000 shares of Series B preferred stock, $0.001 par value per share ("Preferred Stock"), of the Company outstanding and entitled to vote at the meeting on an as converted to Common Stock basis together as a single class with the outstanding shares of Common Stock. The Common Stock and Preferred Stock shall be referred to collectively as the "Voting Stock" in this Proxy Statement.

                            QUORUM AND VOTING RIGHTS

     The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Voting Stock is necessary to constitute a quorum for each matter to be voted upon at the Annual Meeting. Abstentions and broker non-votes will be considered present and entitled to vote at the Annual Meeting for purposes of establishing a quorum. In deciding all questions, a holder of Common Stock is entitled to one vote, in person or by proxy, for each share held in his or her name on the record date. A holder of Preferred Stock is entitled to one vote, in person or by proxy, for each share of Common Stock into which each share of Preferred Stock is convertible on the record date. As of the record date, the outstanding shares of Preferred Stock were convertible into 950,570 shares of Common Stock.

              ACTION TO BE TAKEN AT THE MEETING AND VOTES REQUIRED

     The accompanying proxy, unless the Stockholder otherwise specifies in the proxy, will be voted (i) FOR the election of each of the four nominees named herein for the office of director, (ii) FOR the amendment to increase the number of shares of common stock available for issuance under the Company's 1999 Stock Option Plan from 2,800,000 to 3,500,000 shares, (iii) FOR the ratification of the selection of Deloitte & Touche, LLP, independent public accountants, as the auditors of the Company for the fiscal year ending December 31, 2002, and (iv) at the discretion of the proxy holders on any other matter that may properly come before the meeting or any adjournment or postponement thereof. A plurality of the votes of the shares of Voting Stock present in person or represented by proxy at the meeting and entitled to vote is required for the election of each of the director nominees. A majority of the votes of the shares of Voting Stock present in person or represented by proxy at the meeting and entitled to vote is required for the approval of the amendment to the 1999 Stock Option Plan. If the ratification of the selection of the auditors is not approved by a majority of the shares of Voting Stock present in person or represented by proxy at the meeting and entitled to vote, our Board will review its future selection of auditors.

     Where Stockholders have appropriately specified how their proxies are to be voted, they will be voted in accordance with such instructions. If any other matter of business is properly brought before the meeting, the proxy holders may vote the proxies on such matters at their discretion. The directors do not know of any such other matter or business.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table and notes set forth as of April 1, 2002, the number of shares of the Company's outstanding Voting Stock beneficially owned by (i) the Named Executive Officers set forth on page 11 of this Proxy Statement, (ii) each director and nominee for director of the Company, (iii) all Named Executive Officers and directors of the Company as a group and (iv) each person or group of persons known by the Company to beneficially own more than five percent (5%) of the outstanding Voting Stock of the Company. All information is taken from or based upon ownership filings made by such persons with the Securities and Exchange Commission or upon information provided by such persons to the Company.

                            [Continued on next page]





                                          Amount and                                 Shares Beneficially
                                          Nature of          Percent of Class        Owned Which May be
  Name and Address of                     Beneficial           Beneficially          Acquired Within 60
  Beneficial Owner(1)                     Ownership              Owned(2)                  Days(3)
  ---------------------------------     ---------------      ------------------     ----------------------

  Executive Officers and
  Directors:

  Michael W. Johnson                       1,480,179             15.6%                     1,166,743
  Duane Wentworth                             39,167              0.5%                        39,167
  Michael D. Basch                           205,925              2.4%                       197,500
  Harry R. Herbst                             95,694              1.1%                        95,694
  Donald Kark                                272,944              3.2%                       272,944
  Jim Brandt                                 100,417              1.2%                       100,417
  Allan Spies                                 15,833              0.2%                        15,833

  All Executive Officers and
  Directors as a Group
  (7 persons):                             2,210,160             21.6%                     1,888,299

  5% Stockholders:

  Putnam Investments                      1,055,833(4)           11.4%                        950,570
  7 Shattuck Road
  Andover, MA 01810-2450

  Putnam OTC and Emerging Growth
  Fund                                    760,456(5)              9.1%                        760,456
  7 Shattuck Road
  Andover, MA 01810-2450

-------------------------------

(1) Unless otherwise indicated, the address of record is 1875 Lawrence St., Ste. 1100, Denver, Colorado 80202.
(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and generally includes voting power and/or investment power with respect to securities. Shares of Common Stock subject to options or warrants which are currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage of the person holding such options or warrants but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, the Company understands that the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.
(3) Represents the number of shares of Common Stock set forth under the column "Amount and Nature of Beneficial Ownership" that the beneficial owner has the right to obtain through the exercise of warrants or options that are currently exercisable or that are exercisable within 60 days from April 1, 2002.
(4) Represents on an as-converted to Common Stock basis 200,000 shares of Series B Preferred Stock held by Putnam OTC and Emerging Growth Fund, and 50,000 shares of Series B Preferred Stock held by Putnam Emerging Information Sciences Fund; and 105,263 shares of Common Stock issued by the Company to the beneficial owner on March 30, 2000.
(5) Represents on an as-converted to Common Stock basis 200,000 shares of Series B Preferred Stock held by Putnam OTC. Putnam OTC and Emerging Growth Fund is managed by a subsidiary of Putnam Investments, who may also be deemed to beneficially own such shares.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

Nominees

     Pursuant to the Bylaws of the Company, the authorized number of directors of the Company has been set at five. The Board has nominated four persons to be directors and four directors are to be elected at the meeting. The Company is currently conducting a search to fill the fifth director vacancy. Proxies cannot be voted for a greater number of persons than the number of nominees named. Each nominee will be elected to hold office until the next annual meeting of Stockholders or until his successor is elected and has qualified. Proxy holders will not be able to vote the proxies held by them for more than four persons. If a quorum is present, the four nominees having the highest number of votes cast in favor of their election will be elected. Should any nominee become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election, in his stead, of any other person the Board may recommend. Each nominee has expressed his intention to serve the entire term for which election is sought.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH NOMINEE FOR THE BOARD.

     The Board's nominees for the office of director are as follows:

   Nominee                   Age                       Position and Offices Held
   -------                   ---                       -------------------------

   Michael W. Johnson        40           Chief Executive Officer, President and
                                                           Chairman of the Board

   Duane Wentworth           71                                         Director

   Michael Basch             62                 Development Advisor and Director

   Allan R. Spies            53                                         Director

     Michael W. Johnson has served as Chief Executive Officer and President and as a director of the Company since October 1995. In September of 1998, Mr. Johnson was elected Chairman of the Board. From 1990 to October 1995, Mr. Johnson was a consultant with McKinsey & Company, an international management consulting firm, where he served leading technology companies in the United States and Europe on issues of growth, strategy, customer service, and mergers and acquisitions. Mr. Johnson has received a Bachelor of Science degree in Applied and Engineering Physics, and a Bachelors of Arts degree in English from Cornell University, a Diplome from Universite de Paris, and a Masters of Business Administration degree from Stanford University Graduate School of Business.

     Duane Wentworth has been a director since July 1997 and has served as a management consultant to various businesses since 1992. Mr. Wentworth has over 41 years of business experience, including serving in management positions with IBM and Control Data. During his tenure at Control Data, from 1976 to 1982, he was responsible for the formation of Professional Services division, which provided world-wide consulting services for Control Data. Mr. Wentworth has also served as chairman and owner of Data Decisions, Inc., a supplier of specialized data processing services. Mr. Wentworth is chair of the Compensation Committee and a member of the Audit Committee.

     Michael Basch has been a director since February 1998 and was appointed Development Advisor to the Company in November 2000 in conjunction with his establishment of Basch & Cummings, Inc., which is discussed below in greater detail. Mr. Basch served as Vice President of Business Development from July 1999 until November 2000, after having served as Vice President of Marketing and Sales for the Company since September 1998. From 1989 until joining the Company, Mr. Basch founded and served as President of Service Impact, which was established to advance the art, science and practice of leadership. Mr. Basch was Senior Vice President and a founding officer of Federal Express Corporation, for the first ten years of its existence, from 1972 to 1982. During his tenure at Federal Express, Mr. Basch established and led a number of key functions, including Sales, Customer Service, Personnel, Corporate Development, the Federal Express Southern Division, PartsBank, and Hub Distribution Services. He also conceived of the Federal Express tracking and tracing system and designed, built and managed the $100 million Superhub, which remains the largest system of its kind in the world. Mr. Basch is a member of the Audit Committee. In August 2000, Mr. Basch formed Basch & Cummings, Inc., a company that provides consulting services relating to enterprise channel management. Mr. Basch currently serves as President of Basch & Cummings, Inc. Further information regarding Basch & Cummings, Inc. is provided below under the caption "Certain Relationships and Related Transactions". Mr. Basch is a member of both the Audit and Compensation Committees.

     Allan R. Spies has been a director since October 2000. Mr. Spies has over 30 years experience in operations, finance, and business matters. From 1996 to 2000, he served as the Chief Financial Officer of US West, a major telecommunications firm located in Denver, Colorado. Mr. Spies worked for MediaOne from 1993 to 1996; he worked for US West when it spun off from AT & T from 1983 to 1993; and he worked for AT&T from 1970 to 1983. He currently serves on the Board of Directors of eyeRIS. Mr. Spies is chair of the Audit Committee and a member of the Compensation Committee.

     Messrs. Johnson, Wentworth, Basch and Spies currently serve on the Company's Board. Directors are elected annually to serve until the next annual meeting of Stockholders or until their successors are duly elected and have qualified. There are no family relationships among the Named Executive Officers, directors and nominees for election to our Board other than Mr. Basch's relationship as father-in-law to Mr. Johnson, our President, Chief Executive Officer and Chairman of the Board.

Committees of the Board

     The Board has established an Audit Committee and a Compensation Committee of the Board. The Board may, from time to time, establish certain other committees to facilitate the management of the Company.

     Audit Committee.

     The members of the Audit Committee are Michael Basch, Allan Spies and Duane Wentworth. Mr. Spies is the chair of the Audit Committee. Messrs. Spies and Wentworth are independent directors, as defined by Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards. Mr. Basch, as father-in-law to Mr. Johnson, is not independent under the listing standards, but as a small business filer only one of our Audit Committee members is required to be independent. The Board of the Company has adopted a written charter for the Audit Committee, a copy of which is attached as Appendix A to our Proxy Statement filed in connection with our 2001 annual stockholders meeting. The Audit Committee is responsible for (i) reviewing the scope of, and the fees for, the annual audit and considering whether the provision of non-audit services is compatible with auditor independence, (ii) reviewing with the independent auditors the corporate accounting practices and policies of the Company, (iii) reviewing with the independent auditors their final report, and
(iv) being available to the independent auditors during the year for consultation purposes. The Audit Committee met four times during the fiscal year ended December 31, 2001.

     Management is responsible for the Company's financial reporting process including its system of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company's independent auditors are responsible for auditing those financial statements. The Audit Committee's responsibility is to monitor and review these processes. It is not the Audit Committee's duty or responsibility to conduct auditing or accounting reviews or procedures. The members of the Audit Committee are not employees of the Company, and they may not represent themselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, the members of the Audit Committee have relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on the Company's financial statements. The Audit Committee's oversight does not provide its members with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards or that the Company's independent accountants are in fact "independent."

     Audit Committee Report. The Audit Committee has reviewed and discussed the audited financial statements with the management of the Company and has discussed with the independent auditors, Deloitte & Touche, LLP, the matters required to be discussed by SAS 61 regarding the Codification of Statement on Auditing Standards, as modified or supplemented. The Audit Committee has received the written disclosures and the letter from the Company's independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as modified or supplemented, and has discussed the issue of independence with the independent accountant. The Audit Committee has also considered whether the independent auditor's provision of other non-audit services to the Company is compatible with the auditor's independence.

     For the year ended December 31, 2001, we incurred fees for services from Deloitte & Touche, LLP as discussed below:

     o Audit Fees. The aggregate fees billed for professional services rendered by Deloitte & Touche, LLP for the audit of our annual financial statements and the review of the financial statements included in our Forms 10-QSB for the year ended December 31, 2001 were approximately $50,500.

     o Financial Information Systems Design and Implementation Fees. Deloitte & Touche, LLP did not bill any fees for the design and implementation of our financial information systems.

     o All Other Fees. The aggregate fees billed for all other services rendered by Deloitte & Touche, LLP for the year ended December 31, 2001 were approximately $13,442, including tax-related and other expert services rendered by the outside auditor during the period.

     Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and our Board has approved) that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001 for filing with the Securities and Exchange Commission.

     Respectfully submitted on February 15, 2002 by the members of the Audit Committee of the Board.

      Duane Wentworth
      Allan R. Spies
      Michael Basch

      Compensation Committee.

     The members of the Compensation Committee are Michael Basch, Allan Spies and Duane Wentworth. Mr. Wentworth is the chair of the Compensation Committee. The Compensation Committee determines the compensation of the officers of the Company and performs other similar functions. The Compensation Committee met three times during the fiscal year ended December 31, 2001.

     During the fiscal year ended December 31, 2001, there were nine meetings of the Board. During the last full fiscal year, all directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board and (ii) the total number of meetings held by all committees of the Board on which they served.

                                   PROPOSAL 2
        APPROVAL OF INCREASE TO NUMBER OF SHARES AUTHORIZED FOR ISSUANCE
                        UNDER OUR 1999 STOCK OPTION PLAN

     The InfoNow Corporation 1999 Stock Option Plan (the "Plan") was initially adopted by the Board and became effective on April 23, 1999. The Board amended the Plan on November 8, 1999 to increase the number of shares of Common Stock available for issuance thereunder from 600,000 to 1,500,000. The Plan was thereafter amended and restated by the Board on March 3, 2000 to, among other things, increase the number of shares available for issuance under the Plan to 2,000,000 and the Plan, as so amended and restated, was duly approved by the stockholders of the Company on April 21, 2000. A copy of the Plan as so amended and restated is appended to the Company's definitive proxy statement dated March 27, 2000, which was used in connection with the Company's 2000 annual meeting of stockholders. On February 20, 2001, the Plan was amended by the Board to increase the number of shares of Common Stock available for issuance thereunder from 2,000,000 to 2,800,000, and the stockholders duly approved the increase on May 11, 2001. A copy of the amendment to the Plan is appended to the Company's definitive proxy statement dated April 16, 2001, which was used in connection with last year's annual meeting of stockholders. On March 25, 2002, the Board again amended the Plan, subject to stockholder approval, to increase the number of shares of Common Stock available for issuance thereunder from 2,800,000 to 3,500,000. The amendment to the Plan as proposed to be approved by the stockholders is attached to this Proxy Statement as Appendix B.

     As of March 25, 2002, options to purchase an aggregate of 2,467,178 shares of Common Stock were outstanding pursuant to the Plan and 49,162 options have been exercised since inception of the Plan. As of March 25, 2002, the aggregate market value of all shares of Common Stock subject to outstanding options was $7,521,192 (based upon the average of the high and low sales prices per share as quoted on the Nasdaq Stock Market on such date).

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE AMENDMENT TO THE PLAN INCREASING THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE THEREUNDER TO 3,500,000 FROM 2,800,000.

     The amendment to the Plan will be approved if a majority of the shares of Voting Stock present in person or represented by proxy at the meeting are voted in favor of the amendment. Unless otherwise specified, proxies solicited by the Board will be voted FOR the adoption of the amendment as proposed. The following description of the Plan, as amended, is qualified in its entirety by reference to the full text of the Plan, as amended.

Summary of the Plan

Purpose

     The Plan is intended to enhance the Company's ability to attract, retain, and compensate highly qualified officers, key employees, and other persons, and to motivate such officers, key employees, and other persons, to serve the Company and its subsidiaries and to expend maximum effort to improve the business results and earnings of the Company and its subsidiaries, by providing to such officers, key employees, and other persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. There are four directors and approximately 110 employees eligible to participate in the Plan.

Administration

     The Board, which has the ultimate authority to either administer or delegate the administration of the Plan, has delegated the administration of the Plan to the compensation committee (the "Committee") of the Board, which is comprised solely of non-employee directors. A member's term of office on the Committee is subject to the discretion of the Board. For purposes of this Summary of the Plan, all references to the Committee shall be deemed to refer to the Board whenever the Board is discharging the powers and responsibilities delegated to the Committee.

     The Committee has the full authority to interpret and construe the provisions of the Plan and any award granted thereunder, and to adopt such rules and regulations for administering the Plan as it may deem necessary or appropriate. The Committee's good faith determinations respecting the administration of the Plan are final and binding on all interested parties.

Shares Subject to the Plan

     The aggregate number of shares of Common Stock that may be issued under the Plan, prior to amendment, is 2,800,000. If the amendment is approved by the stockholders, the aggregate number of shares of Common Stock that may be issued under the Plan will be 3,500,000. The fair market value of the aggregate number of shares issuable to an individual in a single calendar year with respect to which incentive stock options are first exercisable cannot exceed $100,000. Stock options which are not exercised, and the underlying shares of Common Stock that are not purchased, before such stock options expire may again be made subject to stock options under the Plan.

     The number of shares subject to stock options and the option price of such shares, and the aggregate number of shares which may be made subject to stock options under the Plan in the future, will be appropriately adjusted upon a reorganization, recapitalization, stock dividend paid in capital stock of the Company, stock split, combination of shares, exchange of shares, change in corporate structure or other such change in the Common Stock.

Grant of Stock Options

     Subject to the provisions of the Plan, the Committee may grant stock options to any eligible person under the Plan and has authority to determine the option price, number of shares of Common Stock subject to each option granted and vesting schedule of such options. Each stock option will be evidenced by a written stock option agreement containing the terms and conditions as the Committee may determine, subject to the provisions of the Plan.

     Stock options granted under the Plan may be either incentive stock options ("ISOs") intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended, (the "Code"), or nonstatutory stock options ("NSOs") that do not qualify as incentive stock options under section 422 of the Code. The option price of any ISO may not be less than the fair market value of the Common Stock, or for a person who holds more than 10% of the Company's outstanding voting stock, not less than 110% of the fair market value of the Common Stock, on the date of grant. The option price of any NSO may not be less than 85% of the fair market value of the Common Stock on the date of grant.

Eligibility and Participation

     Grants of ISO's may be made to employees of the Company and NSO's may be granted to employees, directors of, or consultants to the Company. Any director of the Company who is also an employee of the Company is eligible to receive ISO's.

Exercise of Options; Term

     Subject to the provisions of the Plan, the Committee shall determine when a stock option, or a portion of a stock option, becomes exercisable and when it expires. Stock options shall expire no later than ten years after the date of grant, except for ISO's granted to persons who hold more than 10% of the outstanding common stock of the Company, in which case stock options shall expire no later than five years after the date of grant. If an employee of the Company is terminated for any reason other than death or disability or for cause, the employee may exercise options exercisable as of the date of termination for a period ending on the last day of the month following the month of termination. Upon the death or disability of an employee, options exercisable as of the date of death or disability are exercisable for the twelve month period following such death or disability. In no event, however, are options exercisable later than the specified expiration date in the particular option agreement. If an employee, director or consultant is terminated for cause, as defined in the Plan, any unexercised stock options terminate.

Terms of Payment

     Subject to applicable law, the Committee, in its discretion, may permit a participant to make payment for the exercise of stock options granted under the Plan

     o    in cash,
     o by surrendering to the Company whole shares of Common Stock previously acquired by the participant,
     o by requesting that a portion of the shares of Common Stock issuable upon exercise of the stock option be withheld based on their fair market value on the date of grant, or
     o by delivering a promissory note to the Company or borrowing funds from the Company on terms and conditions determined by the Committee in its sole discretion.



Assignability

     Except as otherwise determined by the Committee with respect to NSOs, options may not be assigned, transferred, pledged or hypothecated in any way except by will or by the laws of descent and distribution. Options are not assignable by operation of law, nor subject to execution, judgment, decree, bankruptcy, assignment for benefit of creditors, attachment, garnishment or similar process.

Corporate Transactions and Changes in Control

     Unless after giving effect to any of the transactions described below the persons who were holders of the outstanding Voting Stock of the Company immediately prior to such transaction are immediately after such transaction the holders of at least 51% of the outstanding voting capital equity of the surviving entity, upon

     o    a merger, consolidation, or acquisition of the Company,
     o a share exchange in which 95% or more of the outstanding capital stock of the Company is exchanged for securities of another corporation, or
     o    the sale of all or substantially all of the Company's assets,

the Committee may, in its discretion, accelerate the vesting schedules of options so that the options will become exercisable as to shares of Common Stock that could have been purchased under such vesting schedules within 12 months after the date of consummation of such a transaction. The Committee also has discretion upon any such event to accelerate the vesting of all options outstanding immediately prior to the consummation of the transaction or to require participants, in lieu of exercising vested options, to accept cash payment in consideration for termination of their options. All unexercised options terminate upon the consummation of any such transaction, unless expressly assumed by a successor entity.

     If an employee is terminated without cause by the Company within one year following a change in control of the Company, the vesting schedule of all options held by such employee shall be automatically accelerated.

Amendment

     The Committee may amend the Plan in any respect, at any time, but must obtain the approval of the stockholders to increase the maximum number of shares of Common Stock issuable under the Plan, to materially modify the eligibility requirements or materially increase the benefits accruing to participants under the Plan.

Term of the Plan

     No stock options may be granted under the Plan after April 23, 2009. Stock options outstanding after April 23, 2009 will continue to be governed by the provisions of the Plan until they are exercised or expire.

Income Tax Treatment to the Company and the Participants

     The following summarizes only the federal income tax consequences of stock options granted under the Plan based on current tax laws, rules and regulations. State and local tax consequences may differ.

     NSOs

     The grant of an NSO under the Plan will not result in any federal income tax consequences to the optionee or to the Company. Upon exercise of an NSO, the optionee is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option price and the fair market value of the shares on the date of exercise. This income is subject to withholding for federal income and employment tax purposes. The Company is entitled to a corresponding income tax deduction in the amount of the income recognized by the optionee. Any gain or loss on the optionee's subsequent disposition of the shares of Common Stock will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than twelve months following exercise. The Company does not receive a tax deduction for any such gain.

     ISOs

     The grant of an ISO under the Plan will not result in any federal income tax consequences to the optionee or to the Company. An optionee recognizes no federal taxable income upon exercising an ISO (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an ISO, the tax consequences depend upon how long the optionee has held the shares of Common Stock. If the optionee does not dispose of the shares within two years after the ISO was granted, nor within one year after the ISO was exercised and shares were purchased, the optionee will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. The Company is not entitled to any deduction under these circumstances.

     If the optionee fails to satisfy either of the foregoing holding periods, he or she must recognize ordinary income in the year of the disposition (referred to as a "disqualifying disposition"). The amount of such ordinary income generally is the lesser of (i) the difference between the amount realized on disposition and the exercise price, or (ii) the difference between the fair market value of the stock on the exercise date and the exercise price. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on the period of time for which the stock was held. The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary income recognized by the optionee.

     The difference between the fair market value of shares granted under an ISO at exercise and the exercise price is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. The alternative minimum tax and other tax rules are complex. Therefore, you should consult your own tax advisors concerning the tax consequences of acquiring shares of Common Stock under the Plan and the disposition of any shares of Common Stock acquired under the Plan.

Registration of Shares

     All of the shares of Common Stock currently issuable under the Plan have been registered with the Securities and Exchange Commission on Forms S-8 registration statements. If approved by the stockholders at the meeting, the Company will promptly seek to effect the registration of such additional shares.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and beneficial owners of more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of beneficially owned Common Stock of the Company. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during the fiscal year ended December 31, 2001 and Forms 5 and amendments thereto furnished to the Company with respect to the fiscal year ended December 31, 2001, to the Company's knowledge, the Company's directors, officers and beneficial owners of more than 10% of the Company's Common Stock complied with all Section 16(a) filing requirements.

                               EXECUTIVE OFFICERS

     The following persons are the executive officers of the Company:

   Name                      Age                       Position and Offices Held
   ----                      ---                       -------------------------

   Michael W. Johnson(1)     40           Chief Executive Officer, President and
                                                           Chairman of the Board

   Donald Kark               37      Executive Vice President,  Chief Technology
                                                                         Officer

   James T. Brandt           38             Executive Vice President, Operations

   Harry R. Herbst           50        Executive Vice President, Chief Financial
                                                                         Officer


     (1) Information concerning the business experience of Mr. Johnson is provided under the section above entitled "Election of Directors - Nominees."


     Donald Kark was named Chief Technology Officer in March of 2000, after serving as Executive Vice President since May of 1997. Prior to joining InfoNow in December 1996, Mr. Kark was with Welkin Associates, Ltd. from June 1995 to December 1996, where he was a consultant and advisor to high technology clients on advanced technology information systems. From June 1985 to June 1995, Mr. Kark worked with TRW, Inc. as a chief engineer, project manager, hardware engineer and software developer. He holds a B.S.C.E.E. from Purdue University and has won numerous awards for his professional accomplishments, including TRW's most prestigious engineering award, the TRW Chairman's Award for Innovation.

     James Brandt was appointed Executive Vice President in March 2000, after joined InfoNow as Director of Operations in May of 1999. Prior to joining InfoNow, he was with TRW for 15 years starting as a Software Engineer and progressively moving to System Engineer, Lead Engineer, and ending as Program Manager. Mr. Brandt received a TRW Fellowship award entitling him to a full post graduate scholarship. He was also selected to TRW's exclusive Leadership Program designed for future executives. Mr. Brandt has a BS degree in Electrical Engineering/Computer Science from Notre Dame and a MS degree in Electrical Engineering from University of Southern California.

     Harry R. Herbst was appointed to his current position as Executive Vice President and Chief Financial Officer on February 22, 2001. Prior to joining InfoNow Mr. Herbst was Executive Vice President and Chief Financial Officer at ICG Communications, Inc. From 1995 to 1998 he served as vice president, finance and strategic planning and treasurer for Gulf Canada Resources Limited. Prior to that, Mr. Herbst began his professional career as a CPA with Coopers & Lybrand (now PriceWaterhouseCoopers). He holds a masters degree from the University of Denver and an undergraduate degree in accounting from the University of Colorado.

     All executive officers are appointed by the Board and serve at the Board's discretion.

                                                       [Continued on next page]
                                       11

                             EXECUTIVE COMPENSATION

     The following summary compensation table sets forth the cash compensation earned for the fiscal years ended December 31, 2001, 2000, and 1999 by the Company's Chief Executive Officer and by the Company's most highly compensated executive officers other than the Chief Executive Officer who were serving as executive officers at the end of the 2001 fiscal year whose individual total annual salary and bonus for the 2001 fiscal year exceeded $100,000 (the "Named Executive Officers").



                           SUMMARY COMPENSATION TABLE

                                                     Annual                     Long-Term Compensation
                                                                        ------------------------------------
                                                  Compensation              Awards              Payouts
                                           -------------------------    --------------     -----------------
                                                                          Securities           All Other
Name and                                                                  Underlying          Compensation
Principal Position             Year       Salary ($)     Bonus ($)        Options (#)             ($)
------------------------------------------------------------------------------------------------------------

Michael W. Johnson              2001          168,170             -               -                -
   Chief Executive              2000          139,122             -               -                -
   Officer, President,          1999          110,000        40,000         432,889                -
   Chairman of the Board

Donald Kark                     2001          137,765             -          60,000                -
   ExecutiveVice                2000          121,114        35,000            -               3,482.50(1)
   President/Chief              1999          106,174        35,000         100,000                -
   Technology Officer

Jim Brandt(2)                   2001          125,401             -          35,000                -
   ExecutiveVice                2000          105,833        35,000          45,000                -
   President                    1999           57,981        18,000          55,000                -

Harry R. Herbst(3)              2001          167,833             -         235,000                -
   ExecutiveVice                2000             -                -            -                   -
   President/Chief              1999             -                -            -                   -
   Financial Officer


--------------------

(1) Mr. Kark was given airplane tickets due to the mandatory postponement of a vacation.
(2)  Mr. Brandt became Executive Vice President in March of 2000.
(3)  Mr. Herbst joined the Company in February 2001.



                                                       [Continued on next page]

                                       12


     The following table presents information concerning individual grants of options to purchase share of our Common Stock made during the fiscal year ended
December 31, 2001 to each of the Named Executive Officers. No stock appreciation rights (SARs) were issued during the year ended December 31, 2001.

                        OPTION GRANTS IN LAST FISCAL YEAR

                             Number of       Percent of Total
                            Securities            Options            Exercise
                            Underlying          Granted to              or
                              Options           Employees           Base Price
Name                        Granted (#)        in Fiscal Year          ($/Sh)          Expiration Date
----                        -----------       ---------------       -----------        ---------------

Michael W. Johnson                 --                 --                  --                   --
Jim Brandt                  25,000(1)               2.4%                 1.532            3/30/06
                            10,000(2)               1.0%                 2.35             10/26/06
Harry R. Herbst            225,000(3)              21.2%                 1.47             2/22/06
                            10,000(2)               1.0%                 2.35             10/26/06
Donald Kark                 50,000(4)               4.7%                 1.91             5/10/06
                            10,000(2)               1.0%                 2.35             10/26/06

--------------------

(1) Vests over 36 months from the grant date of March 30, 2001 with a cliff vest of 7 months and 1/36th vesting each month after the grant.

(2) Vests over 36 months from the grant date of October 26, 2001 with a cliff vest of 7 months and 1/36th vesting each month after the grant.

(3) Vests over 36 months from the grant date of February 22, 2001 with a cliff vest of 7 months and 1/36th vesting each month after the grant.

(4) Vests over 36 months form the grant date of May 10, 2001 with a cliff vest of 7 months and 1/36th vesting each month after the grant.

     The following table sets forth the fiscal year-end value of unexercised options to purchase Common Stock for each Named Executive Officer. No options or SARs were exercised by the Named Executive Officers during the fiscal year ended
December 31, 2001.

             AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                        FISCAL YEAR-END OPTION/SAR VALUES

                                      Number of Securities                 Value of Unexercised
                                     Underlying Unexercised              In-the-Money Options/SARs
                                   Options/SARs at FY-End (#)                at FY-End ($)(1)
                                   --------------------------                ----------------
        Name                     Exercisable      Unexercisable       Exercisable       Unexercisable
        ----                     -----------      -------------       -----------       -------------
Michael W.  Johnson              1,140,656                  0           $568,758                  $0
Harry R. Herbst                     62,500            172,500            137,500             347,200
Donald Kark                        251,556             79,444            205,114              10,756
Jim Brandt                          85,833             49,167             13,363                   0

-------------------

(1) Based upon the difference between the exercise price and the fair market value of the Common Stock for those options which at December 31, 2001 had an exercise price less than the fair market value of the Common Stock on such date. The fair market value of Company Common Stock at December 31, 2001, measured as the mean of the closing bid and asked prices of the Common Stock on such date, was $3.67 per share.

Director Compensation

     Directors who are employees of the Company receive no additional compensation for service on the Board. Each director who is not a full-time employee of the Company is reimbursed expenses for attendance at Board and Committee meetings. Each non-employee director is also awarded an option to purchase 20,000 shares of the Company's Common Stock on a bi-annual basis. The options are exercisable at the fair market value of the Company's Common Stock on the date of grant and are exercisable over a 24 month period. Options expire ten (10) years from date of grant. Any unexercised options are forfeited upon resignation from the Board.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

     On February 26, 2002, the Company extended the April 15, 2000 employment agreement with Michael W. Johnson, Chief Executive Officer and Chairman of the Board of the Company, to December 31, 2003. The agreement provides for an annual base salary of $200,000 and cash performance bonuses of up to 50% of his annual base salary if certain defined financial performance targets are achieved by Mr. Johnson. The agreement provides for the acceleration of the vesting of all options awarded to him in the event that there is a change in control of the Company. If Mr. Johnson is terminated without cause, he is entitled to 90 days advance notice and severance payments equal to 100% of his annual base salary then in effect for a period of 15 months. In addition, the Company will accelerate vesting of 50% of all unvested options held by him at the date of his termination.

     On October 26, 2001, the Company entered into a two-year employment agreement with James T. Brandt, Executive Vice President, Development & Services. The agreement provides for a base salary of $135,000, and cash performance bonuses of up to a maximum of 35% of base annual salary if certain defined performance targets are achieved by Mr. Brandt. If Mr. Brandt is terminated without cause, he is entitled to severance payments equal to three months salary.

     On February 22, 2001, the Company entered into a three-year employment agreement with Harry R. Herbst, Executive Vice President and Chief Financial Officer. The agreement provides for a base salary of $190,000, and cash performance bonuses of up to $85,000 based on defined performance targets. If Mr. Herbst is terminated without cause, he is entitled to severance payments equal to his then base salary for a period of 12 months and formula based accelerated vesting of his options as set forth in his Option Agreement with the Company.

     On November 8, 1999, Mr. Johnson terminated certain anti-dilution rights he had under his option agreement with the Company, and certain rights he had under an incentive compensation agreement with the Company giving him 12% of the proceeds if a sale of the Company was consummated at a value greater than $20 million. In return, the Company issued to Mr. Johnson options to purchase 430,000 shares at $5.99 per share, 280,000 shares of which were exercisable immediately and the remaining 150,000 shares to be exercisable at the rate of 1/18 of such shares on the 8th of each month from December 8, 1999. The options have a term of 5 years.

     On February 16, 1998, the Company entered into an eighteen-month employment agreement with Donald Kark, Vice President of Engineering and Technology. On March 30, 2001 Mr. Kark's agreement was renewed for 24 months. The Company pays Mr. Kark an annual salary of $145,000. Mr. Kark is eligible for an annual performance bonus up to a maximum of 30% of base annual salary. Mr. Kark is eligible to receive options to purchase Common Stock as authorized from time to time by the Board. All options vest immediately upon a change of control of the Company. If the agreement is not renewed by the Company, Mr. Kark will receive a one-time severance payment equal to 25% of his annual base salary then in effect. If Mr. Kark is terminated without cause, he is entitled to a severance payment equal to six months salary, and the Company will accelerate vesting of 25% of all unvested options held at the date of termination.

Certain Relationships and Related Transactions

     In October 2000, the Company purchased shares of Series A Preferred Stock in Basch & Cummings, Inc., representing 20% of all capital stock of Basch & Cummings, Inc. The terms of these shares provide that, until redeemed, they shall be convertible into shares of common stock representing 20% of all capital stock of Basch & Cummings, Inc. on a fully diluted basis. The Preferred Shares provide for 7% cumulative dividends, a liquidation preference equal to the full amount paid plus accrued dividends, redemption at any time prior to conversion for the full investment plus accrued dividends, redemption if the revenues of Basch & Cummings exceed $1 million in any twelve-month period for the full investment plus accrued dividends, and voting privileges with shares of common stock on an as-converted basis. Under the terms of the stock purchase agreement, the Company agreed to make monthly payments of $18,669 through August 15, 2001 to be applied to the purchase price of $187,918. The Company made payments through May 14, 2001 totaling $113,242. In May 2001, the Company exercised its right to terminate the agreement, based on Basch & Cummings, Inc.'s failure to provide at least one referral for the Company's services which result in contracted sales for the Company. Michael Basch, President of Basch & Cummings, Inc., is a director of InfoNow and father-in-law to Mr. Johnson. As of April 1, 2002, the Company had not completed any business transactions with Basch & Cummings, Inc.

                                   PROPOSAL 3
                      RATIFICATION OF SELECTION OF AUDITORS

     We have selected Deloitte & Touche, LLP as our independent auditors to perform the audit of our financial statements for 2002, and the stockholders are being asked to ratify this selection. Deloitte & Touche, LLP has served as our independent auditors since March 2000. Representatives of Deloitte & Touche, LLP are expected to be present at the meeting, will have the opportunity to make a statement at the meeting if they so desire to do so and will be available to respond to appropriate questions.

     In March 2000 we selected Deloitte & Touche, LLP as our principal independent auditors to replace Hein + Associates LLP. The decision to change independent auditors was approved by the board of directors. Hein + Associates LLP audited our financial statements for the period from 1997 through 1999.

     During the fiscal years ended December 31, 1997, 1998 and 1999, there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which would have caused the former accountants to make reference in their report to the subject matter of such disagreements if not resolved to their satisfaction. The reports of Hein + Associates LLP on the financial statements for the past two years have contained no adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE TO RATIFY THE APPOINTMENT OF THE FIRM OF DELOITTE & TOUCHE, LLP AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002.


                              STOCKHOLDER PROPOSALS

     Any proposals from Stockholders to be presented for consideration for inclusion in the proxy material in connection with the 2003 Annual Meeting of Stockholders of the Company must be submitted in accordance with the rules of the Securities and Exchange Commission and received by the Secretary of the Company at the Company's principal executive offices no later than the close of business on December 11, 2002.

     Under the rules promulgated by the Securities and Exchange Commission, stockholder proposals not included in the Company's proxy materials for its 2003 Annual Meeting of Stockholders in accordance with Rule 14a-8 of the Securities Exchange Act of 1934, as amended, will be considered untimely if notice thereof is received by the Company after February 24, 2003. Management proxies will be authorized to exercise discretionary voting authority with respect to any stockholder proposal not included in the Company's proxy materials for the 2003 Annual Meeting unless the Company receives notice thereof by February 24, 2003 and the conditions set forth in Rule 14a-4(c)(2)(i)-(iii) under the Securities Exchange Act of 1934, as amended, are met.

                                  OTHER MATTERS

     All information contained in this Proxy Statement relating to the occupations, affiliations and securities holdings of directors and officers of the Company and their relationship and transactions with the Company is based upon information received from the individual directors and officers. All information relating to any beneficial owner of more than 5% of the Company's Common Stock is based upon information contained in reports and/or schedules filed by such owner with the Securities and Exchange Commission.

     The Annual Report to Stockholders of the Company for the fiscal year ended December 31, 2001, which includes financial statements and accompanies this Proxy Statement, does not form any part of the material for the solicitation of proxies.

     The Company will furnish without charge a copy of its Annual Report on Form 10-KSB, including the financial statements included therein, for the fiscal year ended December 31, 2001 as filed with the Securities and Exchange Commission to any Stockholder (including any beneficial owner) upon written or oral request to InfoNow Corporation, Attn: Investor Relations, 1875 Lawrence Street, Suite 1100, Denver, Colorado 80202; Telephone: 303-293-0212. A copy of the exhibits to such report will be furnished to any Stockholder upon written request and payment of a nominal fee.

                                                                      Appendix A
                            INFONOW CORPORATION PROXY
          SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF
                      STOCKHOLDERS TO BE HELD MAY 11, 2001

The undersigned hereby constitutes, appoints, and authorizes Harry R. Herbst as the true and lawful attorney and Proxy of the undersigned, with full power of substitution and appointment, for and in the name, place and stead of the undersigned to act for and vote as designated below, all of the undersigned's shares of the no par value common stock of InfoNow Corporation, a Delaware corporation, at the Annual Meeting of the Stockholders to be held May 10, 2002, at The Embassy Suites Hotel, Rembrandt Meeting Room, 1881 Curtis St., Denver, Colorado, at 10:00 a.m. M.D.T., and at any and all adjournments thereof, with respect to the matters set forth below and described in the Notice of Annual Meeting dated April 10, 2002, receipt of which is hereby acknowledged.

1. Approval of the election of each of the four nominees named herein for the office of director to serve until the next Annual Meeting of Stockholders or until their respective successors are elected and qualified.

 |_| FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below) |_| WITHHOLD AUTHORITY TO VOTE FOR ALL LISTED BELOW

     (INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.)

          Michael W. Johnson, Duane Wentworth, Michael Basch, Al Spies

2. To amend the Company's 1999 Stock Option Plan to increase the number of shares of Common Stock available for purchase from 2,800,000 to up to 3,500,000 shares.
     |_| FOR                  |_|   AGAINST                      |_|    ABSTAIN

3. Ratification of the appointment of Deloitte & Touche, LLP as independent auditors of the Company for the fiscal year ended December 31, 2001.
     |_| FOR                  |_|   AGAINST                      |_|    ABSTAIN

4. To transact any other business as may properly come before the Annual Meeting or any adjournments thereof.

     |_| FOR                  |_|   AGAINST                      |_|    ABSTAIN

The undersigned hereby revokes any Proxies as to said shares heretofore given by the undersigned, and ratifies and confirms all that said attorney and Proxy may lawfully do by virtue hereof.

By signing this proxy the signatory authorizes its transmission to the Company or the proxies by electronic means, including telecopy.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement furnished herewith.

                                        DATED: ________________________,  2002


                                               ---------------------------------
                                                 Signature(s) of Shareholder(s)

                                               ---------------------------------
                                                 Signature(s) of Shareholder(s)

Signature(s) should agree with the name(s) shown hereon. Executors, administrators, trustees, guardians and attorneys should indicate their capacity when signing. Attorneys should submit powers of attorney. When shares are held by joint tenants, both should sign. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                        DIRECTORS OF INFONOW CORPORATION.

           PLEASE SIGN AND DATE AND RETURN THIS PROXY PROMPTLY USING
                         THE ENCLOSED PRE-PAID ENVELOPE.

           THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN
                       PERSON IF YOU ATTEND THE MEETING.

                                                                      Appendix B

                                    ARTICLE 6
                   Shares of Common Stock Subject to the Plan

     6.1 Maximum Number. The maximum aggregate number of shares of Common Stock that may be made subject to Stock Options shall be 3,500,000 authorized shares. To the extent the aggregate Fair Market Value (determined as of the time the ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by an individual in a particular calendar year exceeds $100,000, such excess Stock Options shall be treated as NSOs. If any shares of Common Stock subject to Stock Options are not purchased or otherwise paid for before such Stock Options expire, such shares may again be made subject to Stock Options.